UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 19, 2022

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland (State or other jurisdiction of incorporation or organization)	77-0404318 (I.R.S. Employer Identification No.)

4040 Wilson Blvd. Suite 1000

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

AvalonBay Communities, Inc. (the "Company") held its Annual Meeting of Stockholders on May 19, 2022. At the meeting, holders of the Company’s common stock were asked (1) to elect twelve directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified, (2) to cast a non-binding, advisory vote on the compensation of named executive officers of the Company, as described in the Company’s proxy statement, and (3) to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

Each share of common stock was entitled to one vote with respect to matters submitted to a vote of the Company’s stockholders, and the voting results reported below are final.

Proposal 1

Each of the Company’s nominees for director as listed in the proxy statement was re-elected as shown in the table below.

Nominee:	Votes "For"	Votes "Against"	Abstentions	Broker Non-votes
Glyn F. Aeppel	119,202,613	2,134,986	261,799	5,414,742
Terry S. Brown	118,448,373	2,888,448	262,577	5,414,742
Alan B. Buckelew	120,034,838	1,301,881	262,679	5,414,742
Ronald L. Havner, Jr.	109,882,867	11,454,185	262,346	5,414,742
Stephen P. Hills	120,372,648	964,190	262,560	5,414,742
Christopher B. Howard	121,076,416	260,472	262,510	5,414,742
Richard J. Lieb	117,510,203	3,826,721	262,474	5,414,742
Nnenna Lynch	121,063,977	273,959	261,462	5,414,742
Timothy J. Naughton	116,668,464	4,693,062	237,872	5,414,742
Benjamin W. Schall	121,115,525	245,924	237,949	5,414,742
Susan Swanezy	115,891,644	5,443,652	264,102	5,414,742
W. Edward Walter	114,917,352	6,419,776	262,270	5,414,742

Proposal 2

Stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K. 114,949,782 votes were cast in favor of approval of such compensation, 6,367,584 votes were cast against, and there were 282,032 abstentions. There were 5,414,742 broker non-votes with respect to Proposal 2.

Proposal 3

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2022. 122,746,120 votes were cast in favor of ratifying the appointment of Ernst & Young LLP, 4,219,751 votes were cast against, and there were 48,269 abstentions. There were no broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: May 20, 2022	By:	/s/ Kevin P. O’Shea
Kevin P. O’Shea
Chief Financial Officer